T. Rowe Price
Equity Income Portfolio

Annual Report

December 31, 1996

Dear Investor

The equity market and your fund were strong in the second half of 1996, reflecting continued good corporate earnings, a generally favorable economic and interest rate environment, and heavy investor demand. The post-election rally was particularly notable in light of how little the political scene actually changed. For the year as a whole, equity returns were impressive, coming as they did on the heels of considerable strength in 1995. Stocks have now provided six consecutive years of positive returns with no interim corrections of 10% or more.

PERFORMANCE REVIEW

As shown in the table, your fund performed well over the last six months, with a return approximating that of the unmanaged Standard & Poor's 500 Stock Index and comfortably ahead of the Lipper Equity Income Funds Average. For the year as a whole, the fund exceeded the Lipper average but trailed the broad market, a not uncommon pattern for a conservative fund in robust years like 1996.

Performance Comparison

Periods Ended 12/31/96           6 Months        12 Months
____________________________________________________________
Equity Income Portfolio            11.12%          19.56%

S&P 500                            11.68           22.96

Lipper Equity Income
Funds Average                      10.33           18.85

DIVIDEND DISTRIBUTIONS

Your Board of Directors declared a fourth quarter income dividend of $0.11 per share. At the same time, a $0.07 per share capital gain distribution was declared, of which $0.02 was short-term and $0.05 long-term. These distributions were paid on December 30 to shareholders of record on December 26.

PORTFOLIO STRATEGY

While the last 12 months were a strong period for the broad equity market, it was challenging for income-oriented investors. Bond and money market returns were generally in the mid-single-digit range in 1996, with shorter-maturity securities returning more than those with longer maturities. Two traditional high-yield sectors of the equity market, electric utilities and telephone companies, were about flat on average for the year. These sectors suffered due to their interest rate sensitivity and to concern about the impact of a newly deregulated environment.

Despite poor returns from many traditional yield vehicles, your fund performed reasonably well due to the continued strength of companies in the financial (Chase Manhattan, American Express), health care (Warner-Lambert), and energy (Exxon, Texaco) sectors. We purchased many of these holdings in recent years when they were out of favor and inexpensive on a relative valuation basis for various reasons. We often make investment decisions based on the tendency of a company's fundamentals and stock price to regress to the mean within historical ranges and the likelihood that investor perceptions about the relative values of these stocks will improve over the intermediate term. This was clearly the case in 1996 with respect to some of the companies just mentioned.

During the second half of the year, despite a market that had advanced sharply, we were able to find opportunities in companies with higher-than-average dividend yields, limited risk, and attractive return potential. In many cases, investments that interest us often involve stocks that have suffered relative to the broad market for various reasons. Controversy and underperformance often create opportunities that we hope to exploit profitably on your behalf. We recently initiated new positions in AT&T, Amoco, International Flavors & Fragrances, ITT, and Whirlpool, all fine companies that have been struggling recently because of negative fundamental trends affecting their businesses, negative investor views of their prospects, or some combination of these factors.

Chart 1 - Security Diversification

The Security Diversification chart on page 1 shows that we had 86% of total fund assets invested in common stocks on December 31, the same percentage as at the end of our June reporting period.

SUMMARY AND OUTLOOK

The last two years were exceptionally profitable for equity investors, who enjoyed attractive returns in a nearly perfect environment for stocks. It is difficult to see how things can get much better; at the same time, it is also difficult to see anything on the horizon that would cause this environment to change for the worse. Nonetheless, we are sensitive to the lessons of history, particularly the tendency of the equity market to pause for breath after consecutive powerful years like the past two.

Over the last few years, stock prices have appreciated at a much faster rate than the earnings and dividends of the underlying companies. Because of this "delinkage," we expect more subdued equity performance in 1997. We do not have a bearish outlook for the year ahead but simply want to raise the possibility that it may not live up to many investors' high expectations for a continuation of recent trends. Notwithstanding this cautionary tone, we continue to believe we will find interesting investment opportunities during the year.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President and
Chairman of the Investment Advisory Committee

January 24, 1997

Portfolio Highlights
Twenty-Five Largest Holdings

                                             Percent of
                                             Net Assets
                                               12/31/96
________________________________________________________
GE                                                 1.7%

Atlantic Richfield                                 1.5

Chase Manhattan                                    1.5

Exxon                                              1.4

Mellon Bank                                        1.4

AT&T                                               1.3

DuPont                                             1.3

Simon DeBartolo Group                              1.2

Texaco                                             1.2

Chevron                                            1.2

Warner-Lambert                                     1.2

General Mills                                      1.1

J. P. Morgan                                       1.0

International Flavors & Fragrances                 1.0

Georgia-Pacific                                    1.0

Wells Fargo                                        1.0

Pharmacia & Upjohn                                 1.0

Union Camp                                         1.0

American Brands                                    1.0

Quaker Oats                                        1.0

American General                                   1.0

American Home Products                             0.9

Royal Dutch Petroleum                              0.9

3M                                                 0.9

J. C. Penney                                       0.9
________________________________________________________
Total                                             28.6%

Portfolio Highlights
Major Portfolio Changes

Six Months Ended December 31, 1996
Listed in descending order of size

LARGEST PURCHASES (10)
________________________________________________
International Flavors & Fragrances*

AT&T *

GE

Amoco *

Dow Chemical

Chevron

ITT *

H&R Block

Whirpool *

Atlantic Richfield

LARGEST SALES (10)
________________________________________________
Eli Lilly **

PHH **

Salomon **

SmithKline Beecham

Conrail

Kimberly-Clark

Honeywell

Eastman Kodak

Vodafone **

TRW **

 *Position added.
**Position eliminated.

T. Rowe Price Equity Income Portfolio
December 31, 1996

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 2 - Equity Income Portfolio

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                         Since    Inception
Periods Ended 12/31/96     1 Year    Inception         Date
____________________________________________________________
Equity Income Portfolio    19.56%       21.93%      3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Equity Income Portfolio

                                   For a share outstanding
                                     throughout each period
                         __________________________________
                                Year                 3/31/94
                               Ended                      to
                            12/31/96    12/31/95    12/31/94

NET ASSET VALUE
Beginning of period        $   13.21   $   10.42   $   10.00

Investment activities
   Net investment income        0.42        0.44        0.30
   Net realized and
   unrealized gain (loss)       2.13        3.05        0.41

   Total from
   investment activities        2.55        3.49        0.71

Distributions
   Net investment income       (0.42)      (0.44)      (0.29)
   Net realized gain           (0.08)      (0.26)          -

   Total distributions         (0.50)      (0.70)      (0.29)

NET ASSET VALUE

End of period              $   15.26   $   13.21   $   10.42
                           __________________________________
Ratios/Supplemental Data

Total return                  19.56%      34.76%       7.15%

Ratio of expenses to
average net assets             0.85%       0.85%      0.85%!

Ratio of net investment
income to average
net assets                     2.94%       3.61%      3.88%!

Portfolio turnover rate        17.4%       10.1%      21.3%!

Average commission rate
paid                       $  0.0388           -           -

Net assets, end of period
(in thousands)             $ 103,751   $  14,658   $   2,191

!  Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Equity Income Portfolio
December 31, 1996

                                    Shares/Par         Value
                                                In thousands

Common Stocks and Warrants  86.3%

FINANCIAL  17.3%

Bank and Trust  9.4%

BANC ONE                                 9,470     $     407

Bank of Boston                          10,100           649

Bankers Trust New York                   7,000           604

Chase Manhattan                         17,004         1,518

Fleet Financial Group                   14,700           733

J. P. Morgan                            11,100         1,084

Mellon Bank                             20,400         1,448

Mercantile Bankshares                    8,800           280

National City                           12,500           561

PNC Bank                                16,200           610

Signet Banking                          11,800           363

U. S. Bancorp                           11,600           521

Wells Fargo                              3,866         1,043

                                                       9,821
Insurance  3.8%

Alexander & Alexander                   18,800           327

American General                        24,200           989

Hilb, Rogal and Hamilton                 4,400            58

Lincoln National                         9,700           509

Provident                                4,800           232

SAFECO                                  10,300           406

St. Paul Companies                      13,500           792

USF&G                                   17,100           357

Willis-Corroon ADR                      24,900           287

                                                       3,957

Financial Services  4.1%

American Express                        16,200           915

Fannie Mae                              19,200           715

H&R Block                               28,700           832

Sallie Mae                               9,700           904

Travelers Group                         19,333           877

                                                       4,243

Total Financial                                       18,021

UTILITIES  13.7%

Telephone Services  7.2%

ALLTEL                                  27,600           866

AT&T                                    30,500         1,327

BCE                                     16,050           766

Bell Atlantic                            9,900           641

BellSouth                               19,900     $     803

Frontier                                19,000           430

GTE                                     17,800           810

Pacific Telesis                         12,500           459

SBC Communications                      11,100           574

Southern New England
   Telecommunications                    9,300           362

U S WEST Communications                 12,050           389

                                                       7,427

Electric Utilities  6.5%

BGE                                     11,100           297

Centerior Energy                        34,000           365

Dominion Resources                      13,350           514

DQE                                      8,212           238

Duke Power                               6,200           287

Echelon International *                    573             9

Edison International                    12,400           246

Entergy                                 19,300           536

Florida Progress                         8,600           277

GPU                                      5,300           178

Ohio Edison                             21,700           494

Pacific Gas and Electric                16,700           351

PacifiCorp                              24,500           502

PECO Energy                             24,300           614

Public Service Enterprise               15,700           428

Southern Company                        13,200           299

Unicom                                  27,800           754

Western Resources                       12,500           386

                                                       6,775

Total Utilities                                       14,202

CONSUMER NONDURABLES  18.3%

Cosmetics  1.0%
International Flavors &
   Fragrances                           23,800         1,071

                                                       1,071
Beverages  1.5%

Anheuser-Busch                          17,900           716

Brown-Forman (Class B)                  17,500           801

                                                       1,517

Food Processing  4.5%

General Mills                           18,600         1,179

Heinz                                   23,400           836

Kellogg                                  5,800           381

McCormick                               31,000     $     730

Quaker Oats                             26,200           999

Sara Lee                                15,400           574

                                                       4,699

Hospital Supplies/
Hospital Management  1.9%

Abbott Laboratories                     17,900           908

Bausch & Lomb                           16,100           563

Baxter International                    12,700           521

                                                       1,992

Pharmaceuticals  4.7%

American Home Products                  16,500           967

Novartis (CHF)                             697           798

Pharmacia & Upjohn                      25,792         1,022

SmithKline Beecham ADR                  11,700           796

Warner-Lambert                          16,400         1,230

                                                       4,813

Miscellaneous Consumer Products  4.7%

American Brands                         20,400         1,012

Armstrong World                          4,400           306

Grand Metropolitan ADR                  13,900           440

Philip Morris                            5,700           642

RJR Nabisco                              7,800           265

Tambrands                               18,100           740

Unilever N.V. ADR                        5,100           894

UST                                     17,500           566

                                                       4,865

Total Consumer Nondurables                            18,957

CONSUMER SERVICES  4.9%

General Merchandisers  1.2%

J.C. Penney                             18,800           916

May Department Stores                    7,500           351

                                                       1,267

Specialty Merchandisers  0.1%

Fleming Companies                        4,800            83

Hancock Fabrics                          1,900            20

                                                         103

Entertainment and Leisure  1.3%

Homestead Village, warrants,
10/29/97 *                                 168             1

ITT *                                   15,600           677

Reader's Digest (Class A)               14,400           580

Reader's Digest (Class B)                1,200            43

                                                       1,301

Media and Communications  2.3%

Cognizant                                3,200     $     105

Dow Jones                               10,600           359

Dun & Bradstreet                        17,900           425

Gannett                                  6,300           472

McGraw-Hill                             11,900           549

R. R. Donnelly                          16,000           502

                                                       2,412

Total Consumer Services                                5,083

CONSUMER CYCLICALS  4.8%

Automobiles and Related  1.2%

Eaton                                    6,900           481

Ford Motor                               4,600           147

Genuine Parts                            6,300           280

GM                                       5,900           329

                                                       1,237

Building and Real Estate  1.9%

Rouse                                    6,300           200

SECURITY CAPITAL
   PACIFIC TRUST
   REIT                                  4,000            92

Simon DeBartolo Group
   REIT                                 41,236         1,278

Weingarten Realty Investors
   REIT                                  9,100           370

                                                       1,940

Miscellaneous Consumer Durables  1.7%

Corning                                 18,300           846

Eastman Kodak                            4,100           329

Whirlpool                               13,400           625

                                                       1,800

Total Consumer Cyclicals                               4,977

TECHNOLOGY  1.0%

Electronic Components  0.5%

AMP                                     12,400           476

                                                         476

Electronic Systems  0.3%

Honeywell                                5,300           349

                                                         349
Office Automation  0.2%

Pitney Bowes                             4,300           234

                                                         234

Total Technology                                       1,059

CAPITAL EQUIPMENT  3.2%

Electrical Equipment  2.3%

GE                                      17,800     $   1,760

Hubbell (Class B)                       15,400           666

                                                       2,426

Machinery  0.9%

Cooper Industries                       14,567           614

FMC *                                    3,800           266

                                                         880

Total Capital Equipment                                3,306

BUSINESS SERVICES AND TRANSPORTATION  1.3%

Transportation Services  0.2%

Alexander & Baldwin                      8,550           212

                                                         212

Miscellaneous Business Services  0.4%

Deluxe Corp.                             7,300           239

GATX                                     2,800           136

                                                         375
Railroads  0.7%

Conrail                                  2,296           229

Union Pacific                            8,500           511

                                                         740

Total Business Services
and Transportation                                     1,327

ENERGY  10.7%

Energy Services  0.6%

McDermott International                  5,500            91

Witco                                   18,900           577

                                                         668

Gas Transmission  0.1%

TransCanada PipeLines                    8,400           147

                                                         147

Integrated Petroleum - Domestic  4.0%

Amoco                                   11,300           910

Atlantic Richfield                      12,100         1,603

British Petroleum ADR                    6,000           848

Sun Company                              3,910            95

USX-Marathon                            26,700           638

                                                       4,094

Integrated Petroleum - International  6.0%

Chevron                                 19,250         1,251

Exxon                                   15,000         1,470

Mobil                                    6,200           758

Repsol ADR                              14,300     $     545

Royal Dutch Petroleum ADR                5,500           939

Texaco                                  12,900         1,266

                                                       6,229

Total Energy                                          11,138

PROCESS INDUSTRIES  9.4%

Diversified Chemicals  2.1%

Dow Chemical                            11,300           885

DuPont                                  13,900         1,312

                                                       2,197

Specialty Chemicals  3.3%

3M                                      11,200           928

Betz Laboratories                       11,900           696

Great Lakes Chemical                    15,700           734

Lubrizol                                17,900           555

Nalco Chemical                          14,600           528

                                                       3,441

Paper and Paper Products  3.0%

Consolidated Papers                     10,300           506

International Paper                     21,200           856

James River                              8,400           278

Kimberly-Clark                           4,050           386

Union Camp                              21,400         1,022

                                                       3,048

Forest Products  1.0%

Georgia-Pacific                         14,700         1,058

                                                       1,058

Total Process Industries                               9,744

BASIC MATERIALS  1.5%

Metals  0.7%

Reynolds Metals                         12,900           727

                                                         727
Mining  0.8%

LONRHO (GBP)                           111,800           239

Newmont Mining                          12,949           580

                                                         819

Total Basic Materials                                  1,546

Miscellaneous Common Stocks 0.2%                         221
Total Common Stocks and
Warrants (Cost  $81,387)                              89,581

Corporate Bonds  0.4%

B.F. Saul REIT, Sr. Secured
   Notes, 11.625%
   4/1/02                          $   150,000     $     162

Coca-Cola Bottling Group
   Sr. Sub. Notes
   9.00%, 11/15/03                      25,000            25

El Paso Electric, 1st Mtg.
   Notes, 8.90%
   2/1/06                              200,000           209

Total Corporate Bonds
(Cost  $380)                                             396

U.S. Government Obligations  2.2%

U.S. Treasury Bonds
   6.00%, 2/15/26                      500,000           455

   6.25%, 8/15/23                       20,000            19

U.S. Treasury Notes
   5.625%, 2/15/06                     250,000           237

   5.75%, 8/15/03                      400,000           388

   5.875%, 2/15/04                      20,000            19

   6.50%, 5/31/01                      700,000           708

   7.00%, 7/15/06                      400,000           416

   7.375%, 11/15/97                     20,000            20

Total U.S. Government
Obligations (Cost  $2,227)                             2,262

Short-Term Investments  10.4%

Commercial Paper  10.4%

BHF Finance (Delaware)
   5.30%, 4/11/97                    1,000,000           985

Investments in Commercial
   Paper through a joint
   account 6.75 - 7.10%
   1/2/97                            2,832,729         2,832

Island Finance Puerto Rico
   5.47%, 1/9/97                    $2,000,000     $   1,998

Preferred Receivables Funding
   5.35%, 2/3/97                     1,000,000           995

Tasmanian Public Finance
   5.43%, 2/18/97                    2,000,000         1,986

Unifunding, 5.44%, 1/6/97            2,000,000         1,998

Total Short-Term Investments
(Cost  $10,794)                                       10,794

Total Investments in
Securities

99.3% of Net Assets
(Cost $94,788)                                     $ 103,033

Other Assets Less Liabilities                            718

NET ASSETS                                         $ 103,751
                                                   ___________

Net Assets Consist of:

Accumulated net realized
gain/loss -
 net of distributions                              $     934

Net unrealized gain (loss)                             8,245

Paid-in-capital applicable to 6,800,066
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
corporation authorized                                94,572

NET ASSETS                                         $ 103,751
                                                   ___________

NET ASSET VALUE PER SHARE                          $   15.26
                                                   ___________

*    Non-income producing
REIT Real Estate Investment Trust
CHF  Swiss franc
GBP  British sterling

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Equity Income Portfolio

In thousands

                                                      Year
                                                     Ended
                                                  12/31/96

Investment Income

Income
   Dividend                                     $    1,457
   Interest                                            480

   Total income                                      1,937

Expenses
   Investment management and administrative            435

Net investment income                                1,502

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities               1,676

Change in net unrealized gain or loss on
   Securities                                        6,822
   Other assets and liabilities
   denominated in foreign currencies                    (1)

Change in net unrealized gain or loss                6,821

Net realized and unrealized gain (loss)              8,497

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                          $    9,999
                                                __________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Equity Income Portfolio

In thousands

                                          Year
                                         Ended
                                      12/31/96   12/31/95
Increase (Decrease) in Net Assets

Operations
  Net investment income            $     1,502   $       195
  Net realized gain (loss)               1,676            59
  Change in net unrealized gain
  or loss                                6,821         1,398

  Increase (decrease) in net
  assets from operations                 9,999         1,652

Distributions to shareholders
  Net investment income                 (1,787)         (243)
  Net realized gain                       (470)          (55)

  Decrease in net assets from
  distributions                         (2,257)         (298)

Capital share transactions*
  Shares sold                           89,085        12,026
  Distributions reinvested               2,256           297
  Shares redeemed                      (10,297)       (1,266)

  Increase (decrease) in net assets
  from capital share transactions       81,044        11,057

Net equalization                           307            55

Net Assets

Increase (decrease) during period       89,093        12,466
Beginning of period                     14,658         2,192

End of period                      $   103,751   $    14,658
                                   _________________________
*Share information
  Shares sold                            6,273           978
  Distributions reinvested                 153            25
  Shares redeemed                         (736)         (103)

  Increase (decrease) in shares
  outstanding                            5,690           900

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
December 31, 1996

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc., (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $79,590,000 and $7,988,000, respectively, for the year ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income      $      (22,000)
Undistributed net realized gain                (286,000)
Paid-in-capital                                 308,000

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $94,788,000, and net unrealized gain aggregated $8,245,000, of which $8,971,000 related to appreciated investments and $726,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $54,000 was payable at December 31, 1996. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc.
and Shareholders of the Equity Income Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

Invest WithConfidence(registered trademark)
T. Rowe Price
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to contractholders and to others who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP654 (3/97)

RPRTEIP  12/31/96

Chart 1 - Security Diversification - pie chart showing Common
Stocks 86%, Bonds 3%, Reserves 11%.

Chart 2 - Equity Income Portfolio - Performance Comparison showing the cumulative growth of $10,000 invested in the Equity Income
Portfolio from inception compared with $10,000 invested in a broad-based index or average over the same period.